UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2024

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37665	61-1770902
Delaware	001-07541	13-1938568
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8501 Williams Road

Estero, Florida 33928

239 301-7000

(Address, including Zip Code, and

telephone number, including area code,

of registrant's principal executive offices)

Not Applicable

Not Applicable

(Former name, former address and

former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock Par value $0.01 per share	HTZ	The Nasdaq Stock Market LLC

Hertz Global Holdings, Inc.	Warrants to purchase Common Stock Each exercisable for one share of Hertz Global Holdings, Inc. common stock at an exercise price of $13.80 per share, subject to adjustment	HTZWW	The Nasdaq Stock Market LLC

The Hertz Corporation	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

European ABS Amendments

On June 26, 2024, affiliates of The Hertz Corporation (“Hertz Corp.”), the primary operating company and wholly-owned indirect subsidiary of Hertz Global Holdings, Inc. (the “Company” or “Hertz Holdings”), entered into amendments to the securitization platform for financing activities relating to such affiliates’ vehicle fleets in France, the Netherlands, Germany, Spain, and Italy (the “European ABS”) to (i) add and make eligible certain Belgian fleet assets to the securitization platform, and (ii) make certain other administrative amendments and revisions for the incorporation of the Belgian fleet assets (the “Amendments”). The aggregate maximum borrowings available under the European ABS will remain unchanged after giving effect to the additional Belgian fleet assets under the Amendments.

Pursuant to the European ABS, International Fleet Financing No. 2 B.V. (the “IFF No. 2”), an indirect, special purpose subsidiary of Hertz Corp., is party to an issuer facility agreement originally dated September 25, 2018 between, among others, IFF No. 2, Hertz Europe Limited (as Administrator), BNPP Paribas Trust Corporation UK Limited (as Security Trustee), and Credit Agricole Corporate and Investment Bank (as Administrative Agent) (the “Issuer Facility Agreement”), which includes defined terms as set forth in a Master Definitions and Constructions Agreement (the “MDCA”). IFF No. 2’s proceeds from the Issuer Facility Agreement are made available on a revolving basis to certain special-purpose fleet subsidiaries of Hertz Corp. (the “Fleet Companies”) for their purchases of rental vehicles, and those vehicle fleets serve as the underlying collateral for the Issuer Facility Agreement. Certain of Hertz Corp.’s international operating subsidiaries lease the vehicles from the Fleet Companies for rental to customers. Hertz Corp. has guaranteed certain obligations of the international operating subsidiaries to the Fleet Companies pursuant to a Performance Guarantee and Indemnity Deed dated December 21, 2021 (the “Guarantee”). In connection with the Amendments, each of the Issuer Facility Agreement, the MDCA, and the Guarantee were amended effective as of June 26, 2024.

The foregoing descriptions of the amendments to the Issuer Facility Agreement, the MDCA, and the Guarantee are qualified in their entirety by reference to Exhibits 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

First Lien Notes Indenture

On June 28, 2024, Hertz Corp. completed an offering of $750,000,000 aggregate principal amount of its 12.625% First Lien Senior Secured Notes due 2029 (the “First Lien Notes”). Hertz Corp. used the net proceeds of the offering of the First Lien Notes, together with the net proceeds from the offering of the Exchangeable Notes (as defined below), to pay down a portion of its $2.0 billion committed revolving credit facility, improving liquidity. The revolving credit facility remained available following the paydown, and total commitments under the revolving credit facility are unchanged as a result of the offerings.

The First Lien Notes were issued at par pursuant to an Indenture, dated as of June 28, 2024 (the “First Lien Notes Indenture”), among Hertz Corp., the guarantors named therein and Computershare Trust Company, N.A., as trustee and as collateral agent. The First Lien Notes mature on July 15, 2029 and bear interest at a rate of 12.625% per year. Interest on the First Lien Notes is payable on January 15 and July 15 of each year, beginning on January 15, 2025.

Hertz Corp. may redeem the First Lien Notes, in whole or in part, at any time prior to July 15, 2027 at a redemption price equal to 100% of the principal amount of the First Lien Notes redeemed, plus accrued and unpaid interest on the First Lien Notes, if any, to, but not including, the redemption date, plus an applicable “make whole” premium described in the First Lien Notes Indenture. Thereafter, Hertz Corp. may redeem the First Lien Notes in whole or in part, at the redemption prices set forth in the First Lien Notes Indenture. In addition, at any time on or prior to July 15, 2027, up to 40% of the aggregate principal amount of the First Lien Notes may be redeemed with funds in an aggregate amount not exceeding the aggregate proceeds from certain equity offerings at a redemption price of 112.625% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date;

provided that at least 50% of the original aggregate principal amount of the First Lien Notes (including the principal amount of any additional notes) remains outstanding immediately after each such redemption of the First Lien Notes. If certain change of control triggering events occur, holders of the First Lien Notes will have the right to require Hertz Corp. to offer to repurchase their First Lien Notes at 101% of their principal amount plus accrued and unpaid interest, if any, to, but not including, the repurchase date.

The First Lien Notes are fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by the Company and on a senior first-lien secured basis by Rental Car Intermediate Holdings, LLC (“Intermediate Holdings”), Hertz Corp.’s direct parent company, and each of Hertz Corp.’s existing domestic subsidiaries and future restricted subsidiaries that is a borrower or guarantees indebtedness under Hertz Corp.’s first lien credit facilities or certain other indebtedness for borrowed money (the “Subsidiary Guarantors”). The guarantees are subject to release under specified circumstances, including certain circumstances in which such guarantees may be automatically released without the consent of the holders of the First Lien Notes.

The First Lien Notes and the related guarantees are Hertz Corp.’s, Intermediate Holdings’ and the Subsidiary Guarantors’ senior first-lien secured obligations and rank equal in right of payment with all of Hertz Corp.’s, Intermediate Holdings’ and the Subsidiary Guarantors’ existing and future unsubordinated obligations; effectively senior to all of Hertz Corp.’s, Intermediate Holdings’ and the Subsidiary Guarantors’ indebtedness that is unsecured, including Hertz Corp.’s existing senior unsecured notes, or that is secured by a lien ranking junior to the liens on the collateral securing the First Lien Notes and Intermediate Holdings’ and the Subsidiary Guarantors’ related guarantees, including the Exchangeable Notes, in each case, to the extent of the value of the collateral securing the First Lien Notes; effectively equal with all of Hertz Corp.’s, Intermediate Holdings’ and the Subsidiary Guarantors’ existing and future indebtedness that is secured by first-priority liens on the collateral (including indebtedness under Hertz Corp.’s first lien credit facilities); senior in right of payment to any of Hertz Corp’s, Intermediate Holdings’ and the Subsidiary Guarantors’ subordinated indebtedness; and structurally subordinated to all existing and future liabilities (including trade payables) of Hertz Corp.’s subsidiaries that do not guarantee the First Lien Notes. The guarantee of the Company will be its senior unsecured obligation and will rank equally in right of payment with all of its existing and future unsubordinated obligations and senior in right of payment to any of its subordinated indebtedness. The First Lien Notes and the related guarantees will also be effectively subordinated to any existing or future indebtedness that is secured by liens on assets that do not constitute a part of the collateral securing the First Lien Notes to the extent of the value of such assets, and to any future secured indebtedness of the Company to the extent of the value of the assets securing such indebtedness.

The First Lien Notes and Intermediate Holdings’ and the Subsidiary Guarantors’ related guarantees will be secured (subject to certain exceptions and permitted liens) on a first-lien basis by the same assets (other than certain excluded property) that secure indebtedness under Hertz Corp.’s first lien credit facilities.

The First Lien Notes Indenture contains high yield covenants limiting the ability of Hertz Corp. and its restricted subsidiaries to: incur or guarantee additional indebtedness; incur or guarantee secured indebtedness; pay dividends or distributions on, or redeem or repurchase, capital stock; make certain investments or other restricted payments; sell assets; transfer intellectual property to unrestricted subsidiaries; merge or consolidate or sell all or substantially all of their assets; and create restrictions on the ability of Hertz Corp.’s restricted subsidiaries to pay dividends or other amounts to Hertz Corp. These covenants are subject to a number of important and significant limitations, qualifications and exceptions.

The First Lien Notes Indenture also contains customary events of default, all as described in the First Lien Notes Indenture.

The foregoing description is qualified in its entirety by reference to the First Lien Notes Indenture and the form of First Lien Note included therein, which are filed herewith as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

Exchangeable Notes Indenture

On June 28, 2024, Hertz Corp. completed an offering of $250,000,000 aggregate principal amount of its 8.000% Exchangeable Senior Second-Lien Secured PIK Notes due 2029 (the “Exchangeable Notes”).

The Exchangeable Notes were issued at par pursuant to an Indenture, dated as of June 28, 2024 (the “Exchangeable Notes Indenture”), among Hertz Corp., the guarantors named therein and Computershare Trust Company, N.A., as trustee and as collateral agent. The Exchangeable Notes will bear PIK interest at a rate of 8.000% per year payable semi-annually in arrears on January 15 and July 15 of each year, beginning on January 15, 2025. The Exchangeable Notes will mature on July 15, 2029, unless repurchased, redeemed or exchanged in accordance with their terms prior to maturity.

The exchange rate will initially be 150.9388 shares of common stock of the Company (“Common Stock”) per $1,000 capitalized principal amount of Exchangeable Notes (equivalent to an initial exchange price of approximately $6.6252 per share of Common Stock). The initial exchange price of the Exchangeable Notes represents a premium of approximately 89% to the $3.51 closing price of the Common Stock on the Nasdaq Global Select Market on June 20, 2024. Prior to April 15, 2029, the Exchangeable Notes will be exchangeable only upon satisfaction of certain conditions and during certain periods, and thereafter, the Exchangeable Notes will be exchangeable at any time until the close of business on the second scheduled trading day immediately preceding the maturity date. The Exchangeable Notes will be exchangeable on the terms set forth in the Exchangeable Notes Indenture into cash, shares of Common Stock, or a combination thereof, at Hertz Corp.’s election. The exchange rate is subject to adjustment in some circumstances described in the Exchangeable Notes Indenture. In addition, following certain corporate events that occur prior to the maturity date or Hertz Corp.’s delivery of a notice of redemption, Hertz Corp. will increase, in certain circumstances, the exchange rate for a holder who elects to exchange its Exchangeable Notes in connection with such a corporate event or elects to exchange its Exchangeable Notes called for redemption in connection with such notice of redemption, as the case may be.

Holders of the Exchangeable Notes will have the right to require Hertz Corp. to repurchase all or a portion of their Exchangeable Notes at 100% of their initial principal amount of the Exchangeable Notes to be repurchased plus PIK interest on such Exchangeable Notes for each interest payment date occurring on or prior to the repurchase date plus accrued and unpaid PIK interest to, but excluding, the date of such repurchase, upon the occurrence of certain corporate events constituting a “fundamental change” as defined in the Exchangeable Notes Indenture. Hertz Corp. may not redeem the Exchangeable Notes prior to July 20, 2027. On or after July 20, 2027 and on or prior to the 31st scheduled trading day immediately preceding the maturity date, if the last reported sale price per share of Common Stock exceeds 250% of the exchange price for the Exchangeable Notes for certain specified periods, Hertz Corp. may redeem all (but not part) of the Exchangeable Notes at a cash redemption price equal to the initial principal amount of the Exchangeable Notes to be redeemed plus PIK interest on such Exchangeable Notes for each interest payment date occurring on or prior to the redemption date plus accrued and unpaid PIK interest on such Exchangeable Notes to, but not including, the redemption date.

The Exchangeable Notes are fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by the Company and on a senior second-lien secured basis by Intermediate Holdings and the Subsidiary Guarantors. The guarantees are subject to release under specified circumstances, including certain circumstances in which such guarantees may be automatically released without the consent of the holders of the Exchangeable Notes.

The Exchangeable Notes and the related guarantees are Hertz Corp.’s, Intermediate Holdings’ and the Subsidiary Guarantors’ senior second-lien secured obligations and rank equal in right of payment with all of Hertz Corp.’s, Intermediate Holdings’ and the Subsidiary Guarantors’ existing and future unsubordinated obligations; effectively senior to all of Hertz Corp.’s, Intermediate Holdings’ and the Subsidiary Guarantors’ indebtedness that is unsecured, including Hertz Corp.’s existing senior unsecured notes, or that is secured by a lien ranking junior to the liens on the collateral securing the Exchangeable Notes and Intermediate Holdings’ and the Subsidiary Guarantors’ related guarantees, in each case, to the extent of the value of the collateral securing the Exchangeable Notes; effectively equal with all of Hertz Corp.’s, Intermediate Holdings’ and the Subsidiary Guarantors’ future indebtedness that is secured by second-priority liens on the collateral; senior in right of payment to any of Hertz Corp’s, Intermediate Holdings’ and the Subsidiary Guarantors’ subordinated indebtedness; effectively subordinated to all of Hertz Corp.’s, Intermediate Holdings’ and the Subsidiary Guarantors’ existing and future indebtedness that is secured by liens senior to the liens on the collateral securing the Exchangeable Notes and Intermediate Holdings’ and the Subsidiary Guarantors’ related guarantees (including indebtedness under Hertz Corp.’s first lien credit facilities and the First Lien Notes), to the extent of the value of the collateral securing such indebtedness; and structurally subordinated to all existing and future liabilities (including trade payables) of Hertz Corp.’s subsidiaries that do not guarantee the Exchangeable Notes. The guarantee of the Company will be its senior unsecured obligation and will rank equally in right of payment with all of its existing and future unsubordinated obligations and senior in right of payment to any of its subordinated indebtedness. The Exchangeable Notes and the related guarantees will also be effectively subordinated to any existing or future indebtedness that is secured by liens on assets that do not constitute a part of the collateral securing the Exchangeable Notes to the extent of the value of such assets, and to any future secured indebtedness of the Company to the extent of the value of the assets securing such indebtedness.

The Exchangeable Notes and Intermediate Holdings’ and the Subsidiary Guarantors’ related guarantees will be secured (subject to certain exceptions and permitted liens) on a second-lien basis by the same assets (other than certain excluded property) that secure indebtedness under Hertz Corp.’s first lien credit facilities.

The Exchangeable Notes Indenture contains high yield covenants limiting the ability of Hertz Corp. and its restricted subsidiaries to: incur or guarantee additional indebtedness; incur or guarantee secured indebtedness; pay dividends or distributions on, or redeem or repurchase, capital stock; make certain investments or other restricted payments; sell assets; transfer intellectual property to unrestricted subsidiaries; merge or consolidate or sell all or substantially all of their assets; and create restrictions on the ability of Hertz Corp.’s restricted subsidiaries to pay dividends or other amounts to Hertz Corp. These covenants are subject to a number of important and significant limitations, qualifications and exceptions.

The Exchangeable Notes Indenture also contains customary events of default, all as described in the Exchangeable Notes Indenture.

The foregoing description is qualified in its entirety by reference to the Exchangeable Notes Indenture and the form of Exchangeable Note included therein, which are filed herewith as Exhibits 4.3 and 4.4, respectively, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under the heading “Exchangeable Notes Indenture” in Item 1.01 above is incorporated into this Item 3.02 by reference. The Exchangeable Notes were issued to the initial purchasers in reliance on Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”) in transactions not involving any public offering, and the initial purchasers resold the Exchangeable Notes in reliance upon Rule 144A under the Securities Act to persons reasonably believed to be “qualified institutional buyers,” as defined therein. Any shares of Common Stock that may be issued upon exchange of the Exchangeable Notes will be issued in reliance upon Section 3(a)(9) of the Securities Act as involving an exchange by the Company exclusively with its security holders. Initially, a maximum of 105,813,447 shares of Common Stock may be issued upon exchange of the Exchangeable Notes, based on the initial maximum exchange rate of 284.9002 shares of Common Stock per $1,000 capitalized principal amount of Exchangeable Notes, which is subject to customary anti-dilution adjustment provisions.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

4.1	Indenture, dated June 28, 2024, by and among The Hertz Corporation, as Issuer, the guarantors party thereto and Computershare Trust Company, N.A., as trustee and as notes collateral agent, governing the 12.625% First Lien Senior Secured Notes due 2029

4.2	Form of 12.625% First Lien Senior Secured Notes due 2029 (included in Exhibit 4.1)

4.3	Indenture, dated June 28, 2024, by and among The Hertz Corporation, as Issuer, the guarantors party thereto and Computershare Trust Company, N.A., as trustee and as notes collateral agent, governing the 8.000% Exchangeable Senior Second-Lien Secured PIK Notes due 2029

4.4	Form of 8.000% Exchangeable Senior Second-Lien Secured PIK Notes due 2029 (included in Exhibit 4.3)

10.1	Amended and Restated Issuer Facility Agreement as amended and restated on June 26, 2024, by and among International Fleet Financing No. 2 B.V., Hertz Europe Limited, Credit Agricole Corporate and Investment Bank, certain committed note purchasers, conduit investors and funding agents named therein, and BNP Paribas Trust Corporation U.K. Limited

10.2	Amended and Restated Master Definitions and Constructions Agreement as amended and restated on June 26, 2024, by and among International Fleet Financing No. 2 B.V., Hertz Automobielen Nederland B.V., Stuurgroep Fleet (Netherlands) B.V., Hertz France S.A.S., RAC Finance S.A.S., Hertz De Espana SLU, Hertz Autovermietung GMBH, Hertz Fleet Limited, Eurotitrisation S.A., BNP Paribas, BNP Paribas, Italian Branch, BNP Paribas S.A., Hertz Italiana S.R.L., IFM SPV S.R.L., Hertz Fleet Italiana S.R.L., Credit Agricole Corporate and Investment Bank, Hertz Europe Limited, The Hertz Corporation, BNP Paribas, Luxembourg Branch, TMF SFS Management BV, TMF France Management SARL, TMF France SAS, KPMG Advisory SAS, BNP Paribas Trust Corporation UK Limited, BNP Paribas S.A., Dublin Branch, BNP Paribas S.A., Netherlands Branch, Banca Nazionale Del Lavoro S.P.A., Sanne Trustee Services Limited, certain committed note purchasers, conduit investors and funding agents named therein, Hertz Holdings Netherlands 2 B.V. and Hertz International Limited

10.3	Amended and Restated Performance Guarantee and Indemnity Deed, dated as of June 26, 2024, by and among The Hertz Corporation, Stuurgroep Fleet (Netherlands) B.V., RAC Finance S.A.S., Hertz Fleet Limited, Stuurgroep Fleet (Netherlands) B.V., Sucursal en Espana, and BNP Paribas Trust Corporation UK Limited

104.1	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC.
THE HERTZ CORPORATION

(each, a Registrant)

By:	/s/ Wayne Gilbert West
Name:	Wayne Gilbert West
Title:	Chief Executive Officer

Date: June 28, 2024